Exhibit 99.1

LETTER OF TRANSMITTAL

RAIT FINANCIAL TRUST

OFFER TO EXCHANGE

COMMON SHARES AND CASH

FOR UP TO $             OF OUR

6.875% CONVERTIBLE SENIOR NOTES DUE 2027

(CUSIP NO. 74923M AA8)

Pursuant to the Prospectus Dated                     , 2009 (as amended)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2009, UNLESS EXTENDED OR EARLIER TERMINATED BY US (SUCH DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). HOLDERS MUST VALIDLY TENDER THEIR CONVERTIBLE NOTES FOR EXCHANGE IN THE EXCHANGE OFFER ON OR PRIOR TO THE EXPIRATION DATE TO BE ELIGIBLE TO RECEIVE THE APPLICABLE EXCHANGE OFFER CONSIDERATION. THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING CONVERTIBLE NOTES BY ATOP (AS HEREINAFTER DEFINED). TENDERED CONVERTIBLE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Information and Exchange Agent for the Exchange Offer is:

D.F. King & Co., Inc.

By Hand: Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission: Confirm by Telephone:

48 Wall Street, 22nd Floor New York, New York 10005	(212) 269-5550 Attn: Mark Fahey

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus (as defined below).

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

QUESTIONS AND REQUESTS FOR ASSISTANCE RELATING TO THE PROCEDURES FOR TENDERING CONVERTIBLE NOTES AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL, THE FORM OF NOTICE OF GUARANTEED DELIVERY AND/OR THE FORM OF NOTICE OF WITHDRAWAL MAY BE DIRECTED TO THE INFORMATION AND EXCHANGE AGENT AT ITS ADDRESS AND TELEPHONE NUMBERS ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer—Procedures for tendering Convertible Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Book-entry confirmation of a book-entry transfer of Convertible Notes (as defined herein) into the Information and Exchange Agent’s accounts at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent’s Message in lieu thereof, must be received by the Information and Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer, or, in the case of guaranteed delivery, no later than three New York Stock Market trading days after the Expiration Date. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Convertible Notes into the Information and Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Information and Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the terms of, and to make all of the representations contained in, this Letter of Transmittal and that RAIT Financial Trust may enforce this Letter of Transmittal against such participant.

Holders of Convertible Notes who wish to participate in the Exchange Offer and who cannot complete the procedures for book-entry transfer on a timely basis must tender their Convertible Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed delivery procedures.”

If you hold Convertible Notes through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender Convertible Notes on your behalf. You should keep in mind that your intermediary may require you to take action with respect to the Exchange Offer a number of days before the Expiration Date in order for such entity to tender Convertible Notes on your behalf on or prior to the Expiration Date in accordance with the terms of the Exchange Offer.

Holders who wish to tender their Convertible Notes using this Letter of Transmittal must complete the box below entitled “Description of Convertible Notes Tendered” and complete the section below entitled “Method of Delivery” and sign in the appropriate box below.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE INFORMATION AND EXCHANGE AGENT. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF CONVERTIBLE NOTES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if Blank)	Principal Amount Represented	Principal Amount Tendered*
Convertible Notes

*  Convertible Notes may be tendered in whole or in part in multiples of $1,000. Unless otherwise indicated in the column labeled “Principal Amount Tendered,” a holder will be deemed to have tendered all Convertible Notes represented by the Convertible Notes indicated in the column “Principal Amount Represented.” See Instruction 4.

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE INFORMATION AND EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to RAIT Financial Trust, a Maryland real estate investment trust (the “Company”), the above described principal amount of the Company’s 6.875% Convertible Senior Notes due 2027 (the “Convertible Notes”) in exchange for the Convertible Notes Offer Consideration set forth in the Prospectus dated                     , 2009 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Convertible Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Convertible Notes as are being tendered herewith, waives any and all other rights with respect to such Convertible Notes, and releases and discharges the Company, RAIT Partnership, L.P. and RAIT Asset Holdings, LLC from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Convertible Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional interest with respect to such Convertible Notes (other than any accrued and unpaid interest up to, but excluding, the date of settlement of the Exchange Offer) or to participate in any redemption or repurchase of such Convertible Notes. The undersigned hereby irrevocably constitutes and appoints the Information and Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Information and Exchange Agent also acts as the agent of the Company, with respect to such Convertible Notes, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) transfer ownership of such Convertible Notes on the account books maintained by DTC to, or upon the order of, the Company and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms of and conditions to the Exchange Offer as described in the Prospectus.

The undersigned hereby irrevocably constitutes and appoints the Information and Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Convertible Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Convertible Notes to the Company, or transfer ownership of such Convertible Notes on the account books maintained at DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Information and Exchange Agent, as the undersigned’s agent, of the Exchange Offer consideration to be paid in exchange for such Convertible Notes, (ii) present such Convertible Notes for transfer, and to transfer the Convertible Notes on the books of trustees for the securities and the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Convertible Notes tendered hereby and that when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Convertible Notes tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned also represents and warrants that the undersigned is not the Company’s “affiliate,” as defined below. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Information and Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Convertible Notes tendered hereby. The undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal and has read and agrees to all of the terms of the Exchange Offer.

As used herein, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The name(s) and address(es) of the Holder(s) (as defined in Instruction 2 below) of the Convertible Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the account books maintained at DTC. The Convertible Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

The undersigned understands and acknowledges that the Exchange Offer will expire on 5:00 p.m., New York City time, on                     , 2009, unless extended or earlier terminated (such date, as the same may be extended or earlier terminated, the “Expiration Date”). In addition, the undersigned understands and acknowledges that, in order to receive the Convertible Notes Offer Consideration in exchange for the Convertible Notes, the undersigned must have validly tendered (and not validly withdrawn) the Convertible Notes on or prior to the Expiration Date.

If any tendered Convertible Notes are not exchanged pursuant to the Exchange Offer for any reason, including as a result of any proration, such Convertible Notes will be credited to an account maintained at DTC, without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Convertible Notes pursuant to any one of the procedures described in “The Exchange Offer—Procedures for tendering Convertible Notes” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Convertible Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The Exchange Offer is subject to the conditions set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (some of which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to accept for exchange any of the outstanding Convertible Notes tendered by this Letter of Transmittal and, in such event, the outstanding Convertible Notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

The undersigned acknowledges that the maximum aggregate principal amount of Convertible Notes that the Company will accept for tender in the Exchange Offer is $            . In the event that more than $            aggregate principal amount of the Convertible Notes is validly tendered and not validly withdrawn, the portion of the undersigned’s Convertible Notes accepted will be determined on a prorata basis as described the Prospectus under “The Exchange Offer—Maximum exchange amount; proration.” If proration of tendered Convertible Notes is required, the Company will determine the final proration factor promptly after the Expiration Date of the Exchange Offer. The undersigned understands that in the event of proration, the Company will commence exchange of the tendered Convertible Notes promptly after the Expiration Date, but no later than five business days after the Expiration Date. To the extent that any tendered Convertible Notes are not accepted for exchange as a result of the proration, any such Convertible Notes will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Issuance and Delivery Instructions” below, the undersigned hereby directs that the exchange offer consideration be credited to the account indicated above maintained at DTC. If applicable, Convertible Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Convertible Notes, or defectively tendered Convertible Notes with respect to which the Company has waived such defect, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Information and Exchange Agent.

The undersigned understands that the delivery and surrender of the Convertible Notes is not effective, and the risk of loss of the Convertible Notes does not pass to the Information and Exchange Agent, until receipt by the Information and Exchange Agent of (1) timely confirmation of a book-entry transfer of such Convertible Notes into the Information and Exchange Agent’s account at DTC pursuant to the procedures set forth in the Prospectus, (2) a properly transmitted Agent’s Message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Convertible Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity (if an individual) or dissolution (if an entity) of the undersigned and any representation, warranty, undertaking and obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL HOLDERS OF Convertible NOTES)

This Letter of Transmittal must be signed by the Holder(s) of Convertible Notes exactly as their name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted herewith). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide their full title below under “capacity” and submit evidence satisfactory to the Company of such person’s authority to act and see Instruction 2 below.

If the signature appearing below is not of the record holder(s) of the Convertible Notes, then the record holder(s) must sign a valid bond power.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

DATED:                     , 2009

NAME(S):

(Please Print)

CAPACITY (FULL TITLE):

ADDRESS (INCLUDING ZIP CODE):

AREA CODE AND TELEPHONE NUMBER:

Please Complete Substitute Form W-9 Herein or Appropriate IRS Form W-8 as Applicable

SIGNATURE GUARANTEE

(SEE INSTRUCTION 2 BELOW)

X

DATED:                     , 2009

NAME:

(Please Print)

TITLE:

NAME OF FIRM:

ADDRESS (INCLUDING ZIP CODE):

AREA CODE AND TELEPHONE NUMBER:

SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

To be completed ONLY if the exchange offer consideration or Convertible Notes not tendered or not accepted for exchange are to be sent to someone other than the registered holder of the Convertible Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

ISSUE:	☐ Returned Convertible Notes to:
☐ Exchange offer consideration to: (check as applicable)

NAME:

(Please Print)

ADDRESS (INCLUDING ZIP CODE:

DTC Account Number

Taxpayer Identification or Social Security Number

Please Complete Substitute Form W-9 Herein or

Appropriate IRS Form W-8, as Applicable

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Book-Entry Confirmations; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer—Book-entry transfer” in the Prospectus and an Agent’s Message is not delivered. Timely confirmation of a book-entry transfer of such Convertible Notes into the Information and Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent’s Message in lieu of a Letter of Transmittal, must be received by the Information and Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer, or, in the case of guaranteed delivery, no later than three New York Stock Market trading days after the Expiration Date. Convertible Notes may be tendered in whole or in part in multiples of $1,000.

Holders who wish to tender their Convertible Notes and who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Convertible Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed delivery procedures.” Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a validly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Information and Exchange Agent prior to midnight, New York City time, on the Expiration Date; and (iii) a Book-Entry Confirmation representing all tendered Convertible Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, or an Agent’s Message in lieu of a Letter of Transmittal, must be received by the Information and Exchange Agent within three New York Stock Market trading days after the Expiration Date, all as provided in the Prospectus under “The Exchange Offer—Guaranteed delivery procedures.”

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Information and Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Convertible Notes to be validly tendered pursuant to the guaranteed delivery procedure, the Information and Exchange Agent must receive a Notice of Guaranteed Delivery prior to midnight, New York City time, on the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or governmental securities dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association, with membership in an approved signature medallion guarantee program, that is a participant in a Securities Transfer Association, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AND EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if:

•

this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner (the “Holder”)) of Convertible Notes tendered herewith, unless such Holder(s) has completed the box entitled “Special Issuance and Delivery Instructions”; or

•	the Convertible Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space.    If the space provided in the box captioned “Description of Convertible Notes Tendered” is inadequate, the principal amount of Convertible Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights.    Tenders of Convertible Notes will be accepted only in multiples of $1,000. If less than all the Convertible Notes listed under the “Principal Amount Represented” in the box entitled “Description of Convertible Notes Tendered” are to be tendered, fill in the principal amount of Convertible Notes that is to be tendered in the column entitled “Principal Amount Tendered” in the box entitled “Descriptions of Convertible Notes Tendered.” All Convertible Notes delivered to the Information and Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Convertible Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal, a form of which is filed as an exhibit to the registration statement of which the Prospectus forms a part and which is available from the Information and Exchange Agent upon request, or by a properly transmitted “Request Message” through ATOP, must be timely received by the Information and Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration of the Exchange Offer. Any such notice of withdrawal must specify the name of the person who tendered the Convertible Notes to be withdrawn, the aggregate principal amount of Convertible Notes to be withdrawn and the other information required to be included therein as provided in the Prospectus under “The Exchange Offer—Withdrawal rights.” If Convertible Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-entry transfer,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Convertible Notes, in which case a notice of withdrawal will be effective if delivered to the Information and Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Convertible Notes may not be rescinded. Convertible Notes validly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the expiration of the Exchange Offer by following any of the procedures described in the Prospectus under “The Exchange Offer—Procedures for tendering Convertible Notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties, absent a finding to the contrary by a court of competent jurisdiction. The Company, any affiliates or assigns of the Company, the Information and Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Convertible Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever, or if this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing of the Holder of Convertible Notes.

If any Convertible Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the Holder(s) of the Convertible Notes listed and transmitted hereby, no endorsement(s) of Convertible Notes or separate bond power(s) is required unless common shares are to be issued in the name of a person other than the Holder(s). Signatures on such bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the Holder(s) of the Convertible Notes listed, the Convertible Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates or on the security position listing, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Convertible Notes may require in accordance with the restrictions on transfer applicable to the Convertible Notes. Signatures on such Convertible Notes or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions.    If the Convertible Notes Offer Consideration is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if the Convertible Notes Offer Consideration is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any Convertible Notes not exchanged will be returned by book-entry transfer, by crediting the account indicated in the appropriate boxes above maintained at DTC. See Instruction 4.

7. Irregularities.    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Convertible Notes, which determination shall be final and binding on all parties, absent a finding to the contrary by a court of competent jurisdiction. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive certain of the conditions of the Exchange Offer as and to the extent set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer” or any conditions or irregularities in any tender of Convertible Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding, absent a finding to the contrary by a court of competent jurisdiction. No tender of Convertible Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Information and Exchange Agent, the Dealer Manager or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Information and Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from the Information and Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee. Questions and requests for information regarding the terms of the Exchange Offer should be directed to the Information and Exchange Agent at its telephone numbers set forth on the back of this Letter of Transmittal.

9. Taxpayer Identification Number and Backup Withholding.    Under United States federal income tax law, a United States Holder or other United States payee whose tendered Convertible Notes are accepted for exchange is required to (i) provide the Information and Exchange Agent with such Holder’s (or such Holder’s assignee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 or (ii) establish another basis for exemption from backup withholding. For this purpose, a Holder’s assignee is also referred to as a “Holder.” A tendering United States Holder must cross out item (2) in the certification box (Part 3) on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering United States Holder to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and a federal income tax backup withholding (currently 28%) on any payment made on account of the Exchange Offer (including interest). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

To prevent backup withholding, each United States Holder must provide the Information and Exchange Agent with such Holder’s correct TIN by completing the Substitute Form W-9 accompanying this Letter of Transmittal, certifying, under penalty of perjury, that such TIN is correct, such Holder is not currently subject to backup withholding and such payee is a United States person (including a United States citizen or resident alien; a partnership, corporation, company or association created or organized in the United States or under the laws of the United States; an estate other than a foreign estate; or a domestic trust for United States federal tax purposes).

The box in Part 1 of the Substitute Form W-9 may be checked if the tendering United States Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is checked, the United States Holder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 1 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Company or the Information and Exchange Agent will withhold a percentage (currently 28%) of all payments made prior to the time a properly certified TIN is provided to the Company or the Information and Exchange Agent.

The Holder is required to give the Information and Exchange Agent the TIN of the registered owner of the Convertible Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Convertible Notes. If the Convertible Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “exempt” in Part 2, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 applicable to such foreign person, signed under penalties of perjury, attesting to that Holder’s exempt status.

Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.

If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM BACKUP WITHHOLDING.

10. Waiver of Conditions.    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus, other than the non-waivable conditions described in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer.”

11. Security Transfer Taxes.    Holders who tender their Convertible Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, common shares are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Convertible Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Convertible Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYER’S NAME: U.S. BANK NATIONAL ASSOCIATION

PAYEE INFORMATION

(Please print or type)

Individual or business name (as shown on your income tax return; if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:	☐ Individual/Sole proprietor

☐ Corporation

☐ Partnership

☐ Limited liability company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership)

☐ Other

Address (Number, Street and Apt. or Suite No.)

City, State and Zip Code

PART 1: TAXPAYER IDENTIFICATION NUMBER ( “TIN” )

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines” ) for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social Security Number:                      -                      -

Employer Identification number:                      -

☐	Applied For

PART 2: PAYEES EXEMPT FROM BACKUP WITHHOLDING

Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

☐	Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Name

Signature of U.S. person

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor may be required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Name

Signature of U.S. person

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 28%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the name and SOCIAL SECURITY number of—
1. An individual’s account	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. (a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:	Give the name and EMPLOYER IDENTIFICATION number of—
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, or educational organization account	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business or “DBA” name. You may use your Social Security Number or Employer Identification Number (if you have one). If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a TIN or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

CAUTION:	A disregarded domestic entity that has a foreign owner must use the appropriate FORM W-8.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct TIN to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code.

Privacy Act Notice—Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty or to federal and state agencies to enforce federal non tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. The penalties described below may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN—If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

The Information and Exchange Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800)431-9633

By Facsimile:

(For Eligible Institutions Only)

(212) 809-8838

Attn: Mark Fahey

Confirm by Telephone:

(212) 269-5550

The Dealer Manager for the Exchange Offer is:

UBS INVESTMENT BANK

677 Washington Boulevard

Stanford, Connecticut 06901

Attention: Liability Management Group

U.S. Toll-Free: (888) 719-4210

Call Collect: (203) 719-4210

Any questions or requests for assistance may be directed to the Dealer Manager or the Information and Exchange Agent at their respective telephone numbers as set forth below. Any requests for additional copies of the Prospectus, this Letter of Transmittal or related documents may be directed to the Information and Exchange Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.